UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2025, BranchOut Food Inc. (the “Company”) and EnWave Corporation (“EnWave”) entered into (i) a Fifth Amendment to License Agreement (the “Amendment”), which amended certain terms of the License Agreement between the Company and EnWave originally dated May 7, 2021 (as amended, the “License Agreement”), and (ii) an Equipment Purchase Agreement (the “Purchase Agreement”).

Pursuant to the Amendment, among other things, EnWave granted the Company a global exclusive license (but subject to existing licenses previously issued by EnWave to two other manufacturers) to manufacture Dragon Fruit products using EnWave’s technology under the License Agreement.

Pursuant to the Purchase Agreement, the Company purchased from EnWave a refurbished 120kW REV vacuum microwave (the “Purchased Equipment”) for a purchase price of $1,500,000. The purchase price is payable in 24 equal monthly installments, commencing April 1, 2026, pursuant to a secured promissory note (the “Promissory Note”) bearing interest at the rate of 8.00% per annum.

The information set forth above is qualified in its entirety by reference to the actual terms of the License Agreement, the Purchase Agreement and the Promissory Note, which have been filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed under Item 1.01 above, the Company delivered the Promissory Note to EnWave pursuant to Purchase Agreement. The obligations of the Company under the Promissory Note are secured by the Purchased Equipment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Fifth Amendment to License Agreement, dated as of September 15, 2025, between BranchOut Food Inc. and EnWave Corporation †

Exhibit 10.2	Equipment Purchase Agreement, dated as of September 15, 2025, between BranchOut Food Inc. and EnWave Corporation

Exhibit 10.3	Promissory Note, dated as of September 15, 2025, issued by BranchOut Food Inc. in favor of EnWave Corporation

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Portions of this exhibit have been redacted.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: September 19, 2025	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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